EXHIBIT 99.1

                                THE MORTGAGE POOL

GENERAL

     The mortgage pool initially consisted of conventional one- to four-family and multifamily, adjustable-rate, fully-amortizing mortgage loans secured by first liens on mortgaged properties. The initial mortgage loans have original terms to maturity of not greater than 30 years.

     The mortgage pool includes the initial mortgage loans. The initial mortgage loans were deposited into the trust on the Closing Date. The subsequent mortgage loans will be purchased with amounts on deposit in the pre-funding account described in the prospectus supplement.

     The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

     The mortgage rate on substantially all of the initial mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the initial mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The initial mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any initial mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

     The mortgage rate on substantially all of the initial mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

     Substantially all of the initial mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Initial mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

     The index applicable to the determination of the mortgage rate on substantially all of the initial mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

     The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any initial mortgage loan based on Six-Month LIBOR.

                                 SIX-MONTH LIBOR

MONTH...... 1995     1996     1997     1998     1999     2000     2001     2002
-----       ----     ----     ----     ----     ----     ----     ----     ----
January.... 6.69%    5.34%    5.71%    5.75%    5.04%    6.23%    5.36%    1.99%
February... 6.44     5.29     5.68     5.78     5.17     6.32     4.96     2.06
March...... 6.44     5.52     5.96     5.80     5.08     6.53     4.71     2.33
April...... 6.31     5.42     6.08     5.87     5.08     6.61     4.23     2.10
May........ 6.06     5.64     6.01     5.81     5.19     7.06     3.91     2.09
June....... 5.88     5.84     5.94     5.87     5.62     7.01     3.83     1.95
July....... 5.88     5.92     5.83     5.82     5.65     6.88     3.70     1.86
August..... 5.94     5.74     5.86     5.69     5.90     6.83     3.48     1.82
September.. 5.99     5.75     5.85     5.36     5.96     6.76     2.53     1.75
October.... 5.95     5.58     5.81     5.13     6.13     6.72     2.17     1.62
November... 5.74     5.55     6.04     5.28     6.04     6.68     2.10     1.47
December... 5.56     5.62     6.01     5.17     6.13     6.20     1.98

PREPAYMENT CHARGES

     Approximately 88.48% of the initial mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, initial mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the initial mortgage loan. No initial mortgage loan, other than any multifamily loan, provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that initial mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. For initial mortgage loans which are not multifamily loans, the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the initial mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the initial mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the initial mortgage loan. For the multifamily loans, the amount of the charge is an annually declining percentage of the principal balance of the related mortgage loan, and is applicable to any full or partial prepayment. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the initial mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the initial mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

     Substantially all of the initial mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

     Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

     The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such initial mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such initial mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such initial mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such initial mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and (C) for which the outstanding principal balance at origination of such initial mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such initial mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

     With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the initial mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.37% per annum to 1.77% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

     To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

INITIAL MORTGAGE LOAN CHARACTERISTICS

     The initial mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $342,705,940, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the initial mortgage loans are secured by first liens on the related mortgaged property.

     The average principal balance of the initial mortgage loans at origination was approximately $274,133. No initial mortgage loan had a principal balance at origination of greater than approximately $1,410,000 or less than approximately $53,010. The average principal balance of the initial mortgage loans as of the Cut-off Date was approximately $273,946. No initial mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,410,000 or less than approximately $52,970.

     As of the Cut-off Date, the initial mortgage loans had mortgage rates ranging from approximately 2.625% per annum to approximately 11.500% per annum and the weighted average mortgage rate was approximately 5.830% per annum. The weighted average remaining term to stated maturity of the initial mortgage loans was approximately 359 months as of the Cut-off Date. None of the initial mortgage loans will have a first Due Date prior to February 1, 2002, or after January 1, 2003, or will have a remaining term to maturity of less than 299 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial mortgage loan is December 1, 2032.

     Approximately 47.76% of the initial mortgage loans have initial interest only periods of five years.

     The loan-to-value ratio of an initial mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the initial mortgage loans was approximately 79.39%. No loan-to-value ratio at origination of any initial mortgage loan was greater than approximately 100.00% or less than approximately 22.50%.

     Approximately 1.18% of the initial mortgage loans (by aggregate outstanding principal balance of the initial mortgage loans as of the cut-off date) are "home loans" and may be "covered home loans" under the Georgia Fair Lending Act. The Georgia Act applies to any mortgage loan that is secured by a property located in the State of Georgia that is the mortgagor's principal residence, that has a principal amount not in excess of the conforming loan balance limit established by Fannie Mae, and that was originated after October 1, 2002. These loans are referred to under the Georgia Act as "home loans." Certain home loans, which are referred to as "covered home loans," have met certain fee and finance-charge criteria. The Georgia Act prohibits certain activities and charges in connection with home loans. Additional prohibitions apply to covered home loans.

     The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the initial mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class B Bonds" in this prospectus supplement.

     None of the initial mortgage loans are buydown mortgage loans.

     None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

     Approximately 98.88% of the initial mortgage loans have not reached their first adjustment date as of the Closing Date.

     Approximately 88.48% of the initial mortgage loans provide for prepayment charges.

     Approximately 21.73% and 12.14% of the initial mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.10% per annum.

MULTIFAMILY LOANS

     The initial multifamily loans had an aggregate principal balance as of the Cut-off Date of approximately $8,698,056, after application of scheduled payments due on or before the Cut-off Date, whether or not received.

     The average principal balance of the initial multifamily loans at origination was approximately $724,896. No initial multifamily loan had a principal balance at origination of greater than approximately $1,410,000 or less than approximately $270,000. The average principal balance of the initial multifamily loans as of the Cut-off Date was approximately $724,838. No initial multifamily loan had a principal balance as of the Cut-off Date of greater than approximately $1,410,000 or less than approximately $270,000.

     As of the Cut-off Date, the initial multifamily loans had mortgage rates ranging from approximately 4.500% per annum to approximately 6.250% per annum and the weighted average mortgage rate was approximately 5.710% per annum. The initial multifamily loans had debt service coverage ratios as of the Cut-off Date of at least 1.20x but not more than 1.66x, with a weighted average debt service coverage ratio of approximately 1.39x. The initial multifamily loans had occupancy rates, determined as of the most recent date information was available, of at least 93.00%, with a weighted average occupancy rate at origination of approximately 98.17%. The weighted average of the loan-to-value ratios at origination of the initial multifamily loans was approximately 71.26%. No loan-to-value ratio at origination of any initial multifamily loan was greater than approximately 75.00% or less than approximately 60.67%.

     All of the multifamily loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the multifamily loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February.

     None of the multifamily loans are cross-collateralized with other multifamily loans. None of the multifamily loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

     See "Yield and Prepayment Considerations -- Multifamily Loans" in this prospectus supplement for additional information about the multifamily loans. See "Servicing Agreement -- Servicing of Multifamily Loans" in this prospectus supplement for a discussion of the servicing of multifamily loans.

     Set forth below is a description of certain additional characteristics of the initial mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                          PERCENTAGE OF CUT-OFF
                                 NUMBER OF INITIAL   AGGREGATE UNPAID    DATE AGGREGATE UNPAID
ORIGINAL PRINCIPAL BALANCES ($)    MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------------  -----------------   -----------------   ----------------------
 50,000.01 - 100,000.00........          62           $  5,274,280               1.54%
100,000.01 - 150,000.00........         176             22,503,393               6.57
150,000.01 - 200,000.00........         216             37,629,772              10.98
200,000.01 - 250,000.00........         187             42,279,359              12.34
250,000.01 - 300,000.00........         189             52,085,203              15.20
300,000.01 - 350,000.00........         119             38,647,870              11.28
350,000.01 - 400,000.00........         113             42,667,608              12.45
400,000.01 - 450,000.00........          60             25,311,917               7.39
450,000.01 - 500,000.00........          44             20,966,672               6.12
500,000.01 - 550,000.00........          29             15,300,455               4.46
550,000.01 - 600,000.00........          17              9,873,989               2.88
600,000.01 - 650,000.00........          13              8,195,859               2.39
650,000.01 - 700,000.00........           7              4,776,761               1.39
700,000.01 - 750,000.00........           7              5,167,750               1.51
750,000.01 - 800,000.00........           1                753,343               0.22
800,000.01 - 850,000.00........           1                815,779               0.24
850,000.01 - 900,000.00........           2              1,769,757               0.52
950,000.01 - 1,000,000.00......           5              4,956,172               1.45
1,000,000.01 - 1,050,000.00....           1              1,050,000               0.31
1,250,000.01 - 1,300,000.00....           1              1,270,000               0.37
1,400,000.01 - 1,450,000.00....           1              1,410,000               0.41
                                      -----           ------------             ------
     Total.....................       1,251           $342,705,940             100.00%
                                      =====           ============             ======


     The average principal balance of the initial mortgage loans at origination was approximately $274,133

                       PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                         PERCENTAGE OF CUT-OFF
                                  NUMBER OF INITIAL   AGGREGATE UNPAID   DATE AGGREGATE UNPAID
CURRENT PRINCIPAL BALANCES ($)      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------------------  -----------------   -----------------  ---------------------
  50,000.01 - 100,000.00........          62            $  5,274,280            1.54%
100,000.01 - 150,000.00.........         177              22,653,383            6.61
150,000.01 - 200,000.00.........         215              37,479,782           10.94
200,000.01 - 250,000.00.........         189              42,779,103           12.48
250,000.01 - 300,000.00.........         187              51,585,460           15.05
300,000.01 - 350,000.00.........         119              38,647,870           11.28
350,000.01 - 400,000.00.........         113              42,667,608           12.45
400,000.01 - 450,000.00.........          60              25,311,917            7.39
450,000.01 - 500,000.00.........          44              20,966,672            6.12
500,000.01 - 550,000.00.........          29              15,300,455            4.46
550,000.01 - 600,000.00.........          17               9,873,989            2.88
600,000.01 - 650,000.00.........          13               8,195,859            2.39
650,000.01 - 700,000.00.........           7               4,776,761            1.39
700,000.01 - 750,000.00.........           7               5,167,750            1.51
750,000.01 - 800,000.00.........           1                 753,343            0.22
800,000.01 - 850,000.00.........           1                 815,779            0.24
850,000.01 - 900,000.00.........           2               1,769,757            0.52
950,000.01 - 1,000,000.00.......           5               4,956,172            1.45
1,000,000.01 - 1,050,000.00.....           1               1,050,000            0.31
1,250,000.01 - 1,300,000.00.....           1               1,270,000            0.37
1,400,000.01 - 1,450,000.00.....           1               1,410,000             0.41
                                       -----            ------------           ------
     Total......................       1,251            $342,705,940           100.00%
                                       =====            ============           ======


     As of the Cut-off Date, the average current principal balance of the initial mortgage loans will be approximately $273,946.

                                 MORTGAGE RATES

                                                              PERCENTAGE OF CUT-OFF
                        NUMBER OF INITIAL   AGGREGATE UNPAID  DATE AGGREGATE UNPAID
 MORTGAGE RATES(%)       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------  -----------------  -----------------  ----------------------
2.500 -   2.999.......         16            $  5,024,550            1.47%
3.000 -   3.499.......         21               6,054,436            1.77
3.500 -   3.999.......         57              17,727,768            5.17
4.000 -   4.499.......         80              21,671,148            6.32
4.500 -   4.999.......        137              37,851,708           11.04
5.000 -   5.499.......        126              37,841,617           11.04
5.500 -   5.999.......        235              71,851,896           20.97
6.000 -   6.499.......        136              39,591,827           11.55
6.500 -   6.999.......        155              40,682,309           11.87
7.000 -   7.499.......         97              23,006,969            6.71
7.500 -   7.999.......         98              22,580,318            6.59
8.000 -   8.499.......         35               8,344,065            2.43
8.500 -   8.999.......         24               3,966,454            1.16
9.000 -   9.499.......         18               4,217,181            1.23
9.500 -   9.999.......         10               1,481,105            0.43
10.000 - 10.499.......          3                 533,806            0.16
10.500 - 10.999.......          1                 123,452            0.04
11.000 - 11.499.......          1                  85,400            0.02
11.500 - 11.999.......          1                  69,932            0.02
                            -----            ------------          ------
     Total............      1,251            $342,705,940          100.00%
                            =====            ============          ======


     The weighted average mortgage rate of the initial mortgage loans was approximately 5.830% per annum.

                               NEXT ADJUSTMENT DATE

                                                                     PERCENTAGE OF CUT-OFF
                         NUMBER OF INITIAL     AGGREGATE UNPAID      DATE AGGREGATE UNPAID
NEXT ADJUSTMENT DATE      MORTGAGE LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
----------------------   -----------------    -----------------      ---------------------
December 1, 2002......          5                $  1,706,814               0.50%
January 1, 2003.......          6                   1,752,759               0.51
February 1, 2003......         23                   6,166,390               1.80
March 1, 2003.........         85                  26,099,286               7.62
April 1, 2003.........        289                  80,667,971              23.54
May 1, 2003...........        491                 135,314,124              39.48
June 1, 2003..........         97                  26,331,850               7.68
May 1, 2004...........          4                     556,308               0.16
June 1, 2004..........          4                     837,020               0.24
July 1, 2004..........          7                   2,043,946               0.60
August 1, 2004........         13                   2,588,534               0.76
September 1, 2004.....         32                   8,238,863               2.40
October 1, 2004.......         34                   8,150,076               2.38
November 1, 2004......         62                  15,359,668               4.48
December 1, 2004......         22                   4,207,750               1.23
June 1, 2005..........          1                     177,728               0.05
August 1, 2005........          3                     388,536               0.11
September 1, 2005.....          5                   1,037,610               0.30
October 1, 2005.......          9                   2,147,136               0.63
November 1, 2005......          7                   2,000,147               0.58
December 1, 2005......          3                   1,412,000               0.41
August 1, 2007........          1                     150,826               0.04
September 1, 2007.....          3                     747,145               0.22
October 1, 2007.......         10                   2,881,747               0.84
November 1, 2007......         18                   5,594,309               1.63
December 1, 2007......          6                   4,867,800               1.42
October 1, 2009.......         11                   1,279,597               0.37
                            -----                ------------             ------
     Total............      1,251                $342,705,940             100.00%
                            =====                ============             ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the initial mortgage loans will be approximately 11 months.

                                  GROSS MARGIN

                                                              PERCENTAGE OF CUT-OFF
                     NUMBER OF INITIAL    AGGREGATE UNPAID    DATE AGGREGATE UNPAID
 GROSS MARGIN (%)     MORTGAGE LOANS     PRINCIPAL BALANCE      PRINCIPAL BALANCE
-------------------  -----------------   -----------------    ---------------------
1.250 - 1.499......          3             $  1,340,712                0.39%
1.500 - 1.749......          1                  255,500                0.07
1.750 - 1.999......         18                5,722,057                1.67
2.000 - 2.249......         20                5,356,244                1.56
2.250 - 2.499......        268               75,394,106               22.00
2.500 - 2.749......        326               93,690,415               27.34
2.750 - 2.999......        265               72,049,961               21.02
3.000 - 3.249......        137               36,842,385               10.75
3.250 - 3.499......         78               19,534,544                5.70
3.500 - 3.749......         48               11,559,638                3.37
3.750 - 3.999......         29                8,078,784                2.36
4.000 - 4.249......         26                6,139,214                1.79
4.250 - 4.499......          4                  962,885                0.28
4.500 - 4.749......         10                2,162,132                0.63
4.750 - 4.999......          8                1,695,192                0.49
5.000 - 5.249......          3                  667,674                0.19
5.500 - 5.749......          2                  197,700                0.06
5.750 - 5.999......          1                  384,807                0.11
6.000 - 6.249......          4                  671,991                0.20
                         -----             ------------              ------
     Total.........      1,251             $342,705,940              100.00%
                         =====             ============              ======


     As of the cut-off date, the weighted average Gross Margin of the initial mortgage loans will be approximately 2.779% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                    PERCENTAGE OF CUT-OFF
                             NUMBER OF INITIAL   AGGREGATE UNPAID   DATE AGGREGATE UNPAID
MAXIMUM MORTGAGE RATE (%)     MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------    -----------------  -----------------   ----------------------
8.500 -   8.999..........          17            $   5,176,061               1.51%
9.000 -   9.499..........          21                6,054,436               1.77
9.500 -   9.999..........          54               16,612,694               4.85
10.000 - 10.499..........          78               21,142,053               6.17
10.500 - 10.999..........         136               40,668,555              11.87
11.000 - 11.499..........         129               40,257,201              11.75
11.500 - 11.999..........         211               62,397,393              18.21
12.000 - 12.499..........         115               31,682,820               9.24
12.500 - 12.999..........         204               55,090,682              16.08
13.000 - 13.499..........          90               20,585,220               6.01
13.500 - 13.999..........          97               22,677,723               6.62
14.000 - 14.499..........          34                8,327,820               2.43
14.500 - 14.999..........          27                4,572,149               1.33
15.000 - 15.499..........          21                5,077,740               1.48
15.500 - 15.999..........           9                1,240,578               0.36
16.000 - 16.499..........           2                  261,973               0.08
16.500 - 16.999..........           2                  211,162               0.06
17.000 - 17.499..........           2                  357,233               0.10
17.500 - 17.999..........           1                  242,516               0.07
19.500 - 19.999..........           1                   69,932               0.02
                                -----            ------------              ------
     Total...............       1,251            $342,705,940              100.00%
                                =====            ============              ======


     As of the cut-off date, the weighted average Maximum Mortgage Rate of the initial mortgage loans will be approximately 11.853% per annum.



                            INITIAL FIXED-RATE PERIOD

                                NUMBER OF                            PERCENTAGE OF CUT-OFF
                            INITIAL MORTGAGE    AGGREGATE UNPAID     DATE AGGREGATE UNPAID
INITIAL FIXED-RATE PERIOD         LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
-------------------------   ----------------    -----------------    ---------------------
Six Months...............          996            $278,039,194              81.13%
Two Years................          178              41,982,165              12.25
Three Years..............           28               7,163,157               2.09
Five Years...............           38              14,241,827               4.15
Seven Years..............           11               1,279,597               0.37
                                 -----            ------------             ------
    Total................        1,251            $342,705,940             100.00%
                                 =====            ============             ======

                              INITIAL RATE CAP

                           NUMBER OF                          PERCENTAGE OF CUT-OFF
                       INITIAL MORTGAGE   AGGREGATE UNPAID    DATE AGGREGATE UNPAID
INITIAL RATE CAP (%)         LOANS        PRINCIPAL BALANCE     PRINCIPAL BALANCE
--------------------   ----------------   -----------------   ---------------------
1.00................          983           $274,668,774             80.15%
1.50................           12              3,254,420              0.95
2.00................            4                944,484              0.28
3.00................          228             54,508,576             15.91
5.00................           16              8,292,027              2.42
6.00................            8              1,037,659              0.30
                            -----           ------------            ------
   Total............        1,251           $342,705,940            100.00%
                            =====           ============            ======




                              PERIODIC RATE CAP

                           NUMBER OF                           PERCENTAGE OF CUT-OFF
                       INITIAL MORTGAGE     AGGREGATE UNPAID   DATE AGGREGATE UNPAID
PERIODIC RATE CAP (%)        LOANS         PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------  ----------------    -----------------   ---------------------
1.00.................        1217             $336,248,835             98.12%
1.50.................          17                3,918,491              1.14
2.00.................          17                2,538,615              0.74
                            -----             ------------            ------
  Total..............       1,251             $342,705,940            100.00%
                            =====             ============            ======

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                          PERCENTAGE OF CUT-OFF
                                   NUMBER OF INITIAL   AGGREGATE UNPAID   DATE AGGREGATE UNPAID
ORIGINAL LOAN-TO-VALUE RATIOS (%)    MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------------------  -----------------  -----------------   ----------------------
20.01 -  25.00...................          2            $    285,806             0.08%
30.01 -  35.00...................          3                 315,790             0.09
35.01 -  40.00...................          7               2,430,573             0.71
40.01 -  45.00...................          7               1,863,985             0.54
45.01 -  50.00...................         13               3,420,070             1.00
50.01 -  55.00...................         17               4,476,182             1.31
55.01 -  60.00...................         26               8,162,715             2.38
60.01 -  65.00...................         28              10,948,691             3.19
65.01 -  70.00...................        160              53,726,368            15.68
70.01 -  75.00...................         66              21,338,592             6.23
75.01 -  80.00...................        450             119,659,372            34.92
80.01 -  85.00...................         30               7,457,899             2.18
85.01 -  90.00...................        243              64,626,305            18.86
90.01 -  95.00...................        180              40,077,182            11.69
95.01 - 100.00...................         19               3,916,413             1.14
                                       -----            ------------           ------
  Total..........................      1,251            $342,705,940           100.00%
                                       =====            ============           ======

     The minimum and maximum loan-to-value ratios of the initial mortgage loans at origination were approximately 22.50% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial mortgage loans at origination was approximately 79.39%.

                               OCCUPANCY TYPES

                             NUMBER OF                         PERCENTAGE OF CUT-OFF
                         INITIAL MORTGAGE   AGGREGATE UNPAID   DATE AGGREGATE UNPAID
   OCCUPANCY TYPE              LOANS        PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------------  ----------------   -----------------  ----------------------
Owner Occupied.........        1052          $293,836,347              85.74%
Non-Owner Occupied.....         171            42,655,682              12.45
Second Home............          28             6,213,912               1.81
                              -----          ------------             ------
      Total............       1,251          $342,705,940             100.00%
                              =====          ============             ======


     Occupancy type is based on the representation of the borrower at the time of origination.


                         MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                        PERCENTAGE OF CUT-OFF
                                             NUMBER OF INITIAL     AGGREGATE UNPAID     DATE AGGREGATE UNPAID
   LOAN PROGRAM AND DOCUMENTATION TYPE        MORTGAGE LOANS      PRINCIPAL BALANCE       PRINCIPAL BALANCE
-----------------------------------------    -----------------    -----------------     ---------------------
Progressive Series Program (Full
Documentation)...........................          229               $ 62,857,762              18.34%
Progressive Series  Program (Lite Income/
Stated Asset Documentation)..............            2                    644,978               0.19
Progressive Series Program (Limited
(Stated) Documentation)..................          272                 81,261,733              23.71
Progressive Series Program (No Income/No
Asset Documentation).....................           36                 15,442,378               4.51
Progressive Express(TM)No Doc Program (No
Documentation)...........................           79                 19,404,398               5.66
Progressive Express(TM)Program (Verified
Assets)..................................          364                102,285,258              29.85
Progressive Express(TM)Program (Non
Verified Assets).........................          258                 58,471,779              17.06
Progressive Express(TM)Program No Doc
Program (Verified Assets)................           11                  2,337,654               0.68
                                                 -----               ------------             ------
      Total..............................        1,251               $342,705,940             100.00%
                                                 =====               ============             ======


     See "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                 RISK CATEGORIES
                                                                           PERCENTAGE OF
                                                                           CUT-OFF DATE
                                 NUMBER OF INITIAL   AGGREGATE UNPAID    AGGREGATE UNPAID
            CREDIT GRADE           MORTGAGE LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------------  -----------------   -----------------   -----------------
A+(1)..........................          343          $  96,017,214             28.02%
A(1)...........................          217             69,226,027             20.20
A-(1)..........................           12              3,019,103              0.88
Progressive Express(TM)I(2)....          343             88,883,328             25.94
Progressive Express(TM)II(2)...          290             74,147,842             21.64
Progressive Express(TM)III(2)..           16              4,465,143              1.30
Progressive Express(TM)IV(2)...           20              4,604,072              1.34
Progressive Express(TM)V(2)....            7              1,843,020              0.54
Progressive Express(TM)VI(2)...            3                500,191              0.15
                                       -----           ------------            ------
   Total.......................        1,251           $342,705,940            100.00%
                                       =====           ============            ======

_________________


(1) All of these initial mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, and III, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These initial mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial mortgage loans is generally based on the borrower's "FICO" score and therefore these initial mortgage loans do not correspond to the alphabetical risk categories listed above.



                                 PROPERTY TYPES

                                                                     PERCENTAGE OF CUT-OFF
                             NUMBER OF INITIAL    AGGREGATE UNPAID   DATE AGGREGATE UNPAID
    PROPERTY TYPE             MORTGAGE LOANS     PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------------  -----------------   -----------------   ---------------------
Single-Family..............         749           $200,712,619                58.57%
De Minimis PUD.............         220             69,161,488                20.18
Condominium................         159             34,399,496                10.04
Planned Unit Development...          63             15,270,810                 4.46
Multifamily................          12              8,698,056                 2.54
Two Family.................          25              6,099,058                 1.78
Three Family...............           7              3,148,931                 0.92
Hi-Rise Condo..............           9              2,842,385                 0.83
Four Family................           6              2,227,308                 0.65
CondoHotel.................           1                145,790                 0.04
                                  -----           ------------               ------
   Total...................       1,251           $342,705,940               100.00%
                                  =====           ============               ======

                      GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                 PERCENTAGE OF CUT-OFF
                                         NUMBER OF INITIAL   AGGREGATE UNPAID    DATE AGGREGATE UNPAID
                 STATE                    MORTGAGE LOANS     PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------------------------  -----------------   -----------------   ----------------------
California.............................        763            $229,668,984              67.02%
Florida................................        113              22,652,925               6.61
Other (less than 3% in any one state)..        375              90,384,031              26.37
                                             -----            ------------             ------
   Total...............................      1,251            $342,705,940             100.00%
                                             =====            ============             ======



     No more than approximately 1.00% of the initial mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES

                                                                       PERCENTAGE OF
                                                                       CUT-OFF DATE
                              NUMBER OF INITIAL  AGGREGATE UNPAID    AGGREGATE UNPAID
         LOAN PURPOSE          MORTGAGE LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------  -----------------  -----------------   -----------------
Purchase....................        776            $208,288,767            60.78%
Cash-Out Refinance..........        350             102,661,917            29.96
Rate and Term Refinance.....        124              31,639,339             9.23
Construction................          1                 115,918             0.03
                                  -----            ------------           ------
   Total....................      1,251            $342,705,940           100.00%
                                  =====            ============           ======

     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.